UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 5, 2025

LAGO Evergreen Credit

(Exact name of registrant as specified in its charter)

Delaware	000-56728	33-1867642
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

10 S. Wacker Drive, Suite 3540 Chicago, Illinois	60606
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (773) 417-5246

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
N/A	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement

Loan Servicing Agreement

On May 5, 2025, LAGO Evergreen Credit (the “Company”), entered into a Loan Servicing Agreement (the “Loan Servicing Agreement”) with Alter Domus (US) LLC, a Delaware limited liability company (“Alter Domus”), pursuant to which Alter Domus will provide servicing and administrative functions for the Company’s portfolio of loans.

This summary is qualified in its entirety by reference to the full text of the Loan Servicing Agreement, filed as Exhibit 10.1 to this Current Report on Form 8-K and incorporated herein by reference.

First Amendment to LAGO Evergreen SPE, LLC’s Loan and Security Agreement

On May 5, 2025, the Company entered into the First Amendment (the “First Amendment to the Loan and Security Agreement”) to the Loan and Security Agreement dated February 28, 2025 (the “Loan and Security Agreement”), by and among LAGO Evergreen SPE, LLC, as borrower, the Company, as servicer and as originator, LAGO Asset Management, LLC, as investment manager, the lenders and KeyBank National Association, as syndication agent and as agent for the lenders.

The First Amendment to the Loan and Security Agreement amends the Loan and Security Agreement to, among other things, add Alter Domus as the entity responsible for the provision of certain servicing and administrative functions under the Loan and Security Agreement.

This summary is qualified in its entirety by reference to the full text of the First Amendment to the Loan and Security Agreement, filed as Exhibit 10.2 to this Current Report on Form 8-K and incorporated herein by reference.

Item 2.03. Creation of Direct Financial Obligation

The information included under Item 1.01 above is incorporated by reference into this Item 2.03.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
10.1	Loan Servicing Agreement, dated May 5, 2025, by and between the Company and Alter Domus.
10.2	First Amendment to the Loan and Security Agreement, dated May 5, 2025, by and between LAGO Evergreen SPE, LLC, as borrower, the Company, as servicer and as originator, LAGO Asset Management, LLC, as investment manager, the lenders and KeyBank National Association, as syndication agent and as agent for the lenders.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LAGO Evergreen Credit

Dated:	May 8, 2025	/s/ Tim Gottfried
Tim Gottfried Chairman of the Board and Chief Executive Officer

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